Greenville, South Carolina (October 20, 2003) - KEMET Corporation (NYSE:KEM) today reported financial results for the fiscal quarter ended September 30, 2003. Net sales for the quarter were $100.1 million and net loss in the quarter was $(43.3) million, or $(0.50) per diluted share. Comparisons to prior periods are as follows:



Quarter Ended

---------------


Sep 2003
Jun 2003
Sep 2002

--------
--------
--------
(In Millions, Except Per Share Data)
Net Sales
$  100.1
$  105.4
$  113.1




Before special charges (non-GAAP)



Net loss
   (13.3)
    (3.6)
       -
Net loss per diluted share
   (0.15)
   (0.04)
       -




Special after-tax charges
   (30.0)
       -
   (11.1)
Special after-tax charges per diluted share
   (0.35)
       -
   (0.13)




After special charges (GAAP)



Net loss
   (43.3)
    (3.6)
   (11.1)
Net loss per diluted share
$  (0.50)
$  (0.04)
$  (0.13)

"Over the past few quarters, the electronics industry experienced the beginnings of a sustained recovery, with unit volumes increasing and inventory returning to normalized levels," stated Dr. Jeffrey Graves, President and CEO. "KEMET's total unit shipments were up 31% in the September quarter, after being up 14% in the June quarter. Asia was particularly strong, with September unit shipments to Asia up 54% over the June quarter, which was up 40% over the March quarter. Unit shipments in the September quarter were approximately 2.5 times higher than the low point in the industry cycle in the September 2001 quarter. KEMET's overall capacity utilization rose to approximately 65%. Shipments and orders in September were strong and remained strong into October. As world shipments continue to increase, we are seeing extended lead times in innovative products.

"Early segments to recover have been consumer oriented, such as PCs and cell phones, therefore KEMET to date has seen more of an increase in smaller case sizes and ceramic part types. Later in the overall industry recovery, we anticipate an increase in information technology and telecommunications infrastructure, which consumes more large case sizes, which for KEMET includes our more innovative parts, and more tantalum part types, where we lead the world.

"However, due to excess capacity in the global capacitor industry, significant average selling price declines were experienced in the September quarter. Most of the price decline was in the first half of the quarter, and price declines moderated substantially in the second half. These price declines resulted in lower revenue and an increased net loss before special charges in the September quarter compared to the June quarter. We anticipate that as unit volumes continue to increase, average selling prices will moderate, and in certain areas may increase.

"KEMET continues to position ourselves to benefit from the industry recovery. Our manufacturing moves are ahead of schedule, and by March 2005 virtually all of our commodity production should be in low cost regions. Our new plant in China is shipping product, and initial customer feedback is excellent. We continue to make significant product advances in high capacitance ceramic and organic and wet tantalum capacitors. We are enhancing our internal product development with external acquisitions and investments, including the Sierra KD and Lamina product lines. With an experienced management team and a strong balance sheet, I remain confident in KEMET's future."

As of September 30, 2003, KEMET had $302.0 million in cash and short-term investments, $100.0 million in long-term debt, and $749.0 million in stockholders' equity.

The company will hold a conference call at 8:30 am ET Tuesday, October 21, 2003, to discuss the earnings release. The call will last approximately one hour, and after an initial presentation, questions will be taken as time permits. To access the call, participants in the United States should dial 1-800-416-8033, and participants outside the United States should dial 1-706-643-0979. Participants should reference "KEMET Corporation" and the Conference ID #: 3123653. An archived replay of the conference call will be available through midnight on November 21, 2003, by calling 1-800-642-1687 inside the United States and 1-706-645-9291 internationally, and referencing the Conference ID #.

KEMET's common stock is listed on The New York Stock Exchange under the symbol KEM. At the Investor Relations portion of the company's web site at http://www.KEMET.com/IR, users can subscribe to KEMET news releases and can find additional company information.

BUSINESS OUTLOOK
The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. Current negative trends in global economic conditions make it particularly difficult at present to predict product demand and other related matters.

* Sales of surface-mount capacitors were 80%, and sales of leaded parts were 20% of total sales for the September 2003 quarter.

* By region, 47% percent of total sales for the September 2003 quarter were to customers in North America, 35% were to Asia, 17% were to Europe, and 1% to the rest of the world.

* Average selling prices for the September 2003 quarter decreased approximately 12% from average selling prices for the June 2003 quarter. Most of the price decline was in the first half of the quarter, and price declines moderated substantially in the second half. As industry unit volumes increase due to improving end demand, the decline in average selling prices should moderate to more normal annual declines of 6% to 8% per year.

* On July 2, 2003, KEMET announced the reorganization of its operations around the world over the next two years. KEMET estimates it will incur special charges of approximately $35 million over the period of the reorganization related to movement of manufacturing operations. When the reorganization is complete, the company estimates this will yield an approximate one-year payback based on fiscal 2004 unit volumes, and a $50-60 million savings with volume recovery by fiscal 2006 if unit growth continues as it has in recent quarters.

Various parts of KEMET's announced move of production to low cost locations around the world have occurred in accordance with, or faster than, the anticipated time line. In the September 2003 quarter, $12 million of charges
related to movement of manufacturing operations were recognized. 	The balance
of the $35 million is expected to be realized ratably over the next six quarters. The timing of the special charges is dependent on the timing of operational decisions, some of which have not been finalized, and on operational activities yet to occur.

* KEMET has a supply agreement to acquire tantalum powder and tantalum wire products through 2006 with Cabot Corporation (NYSE:CBT). In accordance with generally accepted accounting principles, KEMET records inventory at the lower of cost or market. The company estimated that the commitment under the long-term supply agreement, net of prior charges, exceeded tantalum market prices by approximately $12 million at the end of the quarter, which KEMET recognized as a special charge in the September 2003 quarter. This charge is in addition to the $41 million special charge taken in December 2002 in relation to the tantalum supply agreement.

* In 1999, KEMET announced its entry into the market for solid aluminum capacitors. Since that time, KEMET has made significant technology advances in both high-capacitance MLCCs and organic tantalum capacitors, limiting the applications for which solid aluminum capacitors are now superior solutions. As a result, KEMET is discontinuing its solid aluminum capacitor business line and recognized a $22.3 million non-cash special charge in the September 2003 quarter related to the impairment of assets and inventory write offs. This should result in realized cash savings of approximately $10 million annually once the restructuring is complete.

* KEMET previously announced there may be a special charge of approximately $15 million reflecting the write-down of US manufacturing facilities to their residual value. The timing of the special charges is dependent on the timing of operational decisions, some of which have not been finalized yet, and on operational activities yet to occur. In the September 2003 quarter, the $22.3 million special charge related to the discontinuance of the solid aluminum product line included $1 million related to the write-down of the facility that supported that product line. The remaining $14 million would be recognized when decisions are made to vacate the remaining facilities.

Summary of special charges in the September 2003 and 2002 quarters






Sep-03
Sep-02

------
------


(In Millions)




Manufacturing relocation and employee termination costs
$  11.9
$   9.1
Lower of cost or market valuation of tantalum supply agreement
   12.4
      -
Impairment of solid aluminum capacitor business line
   22.3
      -
Impaired assets associated with closing manufacturing facilities
      -
    4.6
Inventory charges associated with closing facilities
      -
    3.3

---------
---------
Special charges
   46.6
   17.0
Income tax expense
  (16.6)
   (5.9)

--------
--------
Special charges net of taxes
   30.0
   11.1





* For fiscal 2004, KEMET anticipates maintaining our investments in key customer relationships through our direct sales and customer service professionals, as well as our investments in research and development, to maintain our competitive position in the capacitor industry.






















Fiscal Year Ended
Fiscal Quarter Ended

--------------------------------------------------
---------------------------------------


1999
2000
2001
2002
2003
Dec 2002
Mar 2002
Jun 2003
Sep 2003

----
----
----
----
----
--------
--------
--------
--------
(In Millions)
SG&A
$52.7
$55.2
$62.3
$54.4
$54.4
$13.8
$13.4
$13.5
$13.0
R&D
$22.1
$24.9
$27.2
$26.3
$25.3
$ 5.6
$ 5.9
$ 6.0
$ 5.9





















* Capital expenditures for the September 2003 quarter were $5 million. "Production capacity" is equipment that can be added incrementally during the year as market demand dictates. "Facilities and cost reduction" are long-term investments that maintain KEMET's ability to be cost competitive and to add space for new equipment lines as needed to respond to market demands.











Fiscal Year Ended March
Fiscal Quarter Ended

--------------------------------------------------------
--------------------------------------------

1999
2000
2001
2002
2003
Dec 2002
Mar 2003
Jun 2003
Sep 2003

----
----
----
----
----
--------
--------
--------
--------

(In Millions)

Production capacity
$  35
$  61
$ 135
$  47
$  18
$   4
$   4
$   3
$   3
Facilities & Cost reduction
   24
   21
   76
   31
    4
    2
    1
    -
    2











$  59
$  82
$ 211
$  78
$  22
$   6
$   5
$   3
$   5

=====
=====
=====
=====
=====
=====
=====
=====
=====


* During the September 2003 quarter, inventories decreased $29 million to $139 million from $168 million at June 30, 2003. Raw materials and supplies decreased $11 million in the September 2003 quarter, and finished goods and work in process decreased $18 million.










Mar 1999
Mar 2000
Mar 2001
Mar 2002
Dec 2002
Mar 2003
Jun 2003
Sep 2003

--------
--------
--------
--------
--------
--------
--------
--------

(In Millions)
Raw materials and supplies
$   45
$   53
$  115
$  118
$  102
$   91
$   81
$   70
Work in process and finished goods
    81
    78
   149
   141
   108
    93
    87
    69

------
------
------
------
------
------
------
------

$  126
$  131
$  264
$  259
$  210
$  184
$  168
$  139

======
======
======
======
======
======
======
======









* Cash and short-term investments during the September 2003 quarter increased $5 million to $302 million from $297 million at June 30, 2003.

QUIET PERIOD

Beginning January 1, 2004, KEMET will observe a Quiet Period during which the Business Outlook as provided in this news release and the company's quarterly report on Form 10-Q will no longer constitute the company's current expectations. During the Quiet Period, the Business Outlook in these documents should be considered to be historical, applying prior to the Quiet Period only and not subject to update by the company. During the Quiet Period, KEMET representatives will not comment concerning the Business Outlook or KEMET's financial results or expectations. The Quiet Period will extend until the day when KEMET's next quarterly earnings release is published.

This release contains certain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. We intend that these forward-looking statements be subject to the safe harbor created by that provision. These forward-looking statements involve risks and uncertainties and include, but are not limited to, statements regarding future events and our plans, goals, and objectives. Our actual results may differ materially from these statements. These risks, trends, and uncertainties, which in some instances are beyond our control, include: risks associated with the cyclical nature of the electronics industry, the requirement to continue to reduce the cost of our products, the competitiveness of our industry, an increase in the cost of our raw materials, the location of several of our plants in Mexico, and the possible loss of key employees. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in these forward-looking statements will be realized. The inclusion of this forward-looking information should not be regarded as a representation by our company or any person that the future events, plans, or expectations contemplated by our company will be achieved. Furthermore, past performance in operations and share price is not necessarily predictive of future performance.

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
(Dollars in Thousands Except Per Share Data)
Unaudited






Three months ended
    Six months ended

September 30,
September 30,

------------------------------
------------------------------

  2003
2002
  2003
2002

 -------------
-------------
--------------
-------------
Income Statement Data:




Net Sales
   $  100,084
   $  113,055
  $   205,446
   $  237,100
Cost of goods sold
      112,500
       99,978
      208,497
      200,931
Loss on long-term supply contract
       12,355
            -
       12,355
            -
Selling, general and administrative expenses
       13,030
       13,293
       26,576
       27,150
Research and development
        5,907
        6,936
       11,870
       13,715
Restructuring and impairment charges
       28,549
       13,696
       28,841
       13,696

   -----------
   -----------
   -----------
   -----------
Operating loss
      (72,257)
       20,848
      (82,693)
      (18,392)





Interest expense
        1,348
          553
        2,920
        2,100
Interest income
         (886)
       (1,013)
       (1,646)
       (1,951)
Other income
         (479)
       (3,496)
       (1,863)
       (6,834)
Income tax expense (benefit)
      (28,960)
       (5,743)
      (35,253)
       (3,980)

   -----------
   -----------
   -----------
   -----------
Net loss
   $  (43,280)
   $  (11,149)
   $  (46,851)
   $   (7,727)

   ===========
   ===========
   ===========
   ===========
Loss Per Share Data:




Net loss per share:




    Basic
   $    (0.50)
   $     0.13
   $    (0.54)
   $     0.09
    Diluted
   $    (0.50)
   $     0.13
   $    (0.54)
   $     0.09





Weight-average shares outstanding:




    Basic
   86,403,086
   86,163,766
   86,376,086
   86,120,855
    Diluted
   86,403,086
   86,163,766
   86,376,086
   86,120,855



KEMET CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheet
(Dollars in Thousands)
Unaudited




September 30, 2003 2003
June 30, 2003

 ------------------
  ----------------
ASSETS





Cash and cash equivalents
$    267,577
$    291,498
Short-term investments
      34,428
       5,198
Accounts receivable, net
      55,903
      50,013
Inventories
     139,311
     167,988
Prepaid expenses and other current assets
       7,878
       8,299
Deferred income taxes
      30,933
      22,103

------------
------------
    Total current assets
     536,030
     545,099
Property, plant and equipment, net
     442,060
     469,996
Intangible assets, net
      43,216
      43,460
Other assets
      29,885
      26,789

------------
------------
    Total assets
$  1,051,191
$  1,085,344

============
============
Liabilities and Stockholders' Equity





Accounts payable trade
$     30,217
$     23,407
Accrued expenses
      47,813
      30,303
Income taxes payable
      17,838
      23,739

------------
------------
    Total current liabilities
      95,868
      77,449
Long-term debt
     100,000
     100,000
Other non-current obligations
      64,177
      57,617
Deferred income taxes
      42,118
      58,158

------------
------------
    Total liabilities
     302,163
     293,224



Common stock
         879
         879
Additional paid-in capital
     317,421
     317,981
Retained earnings
     460,064
     503,344
Accumulated other comprehensive loss
      (1,574)
      (1,574)
Treasury stock, at cost
     (27,762)
     (28,510)

------------
------------
    Total stockholders' equity
     749,028
     792,120



        Total liabilities and stockholders' equity
$  1,051,191
$  1,085,344

============
============


